                  Annual Report
                  FOR THE YEAR ENDED DECEMBER 31, 1996

                  MMA Praxis
                  Mutual Funds

                  INTERMEDIATE INCOME FUND
                  GROWTH FUND
                  MMA Praxis LOGO

        Message
           From
            The
      President





Dear Shareholders:

The growth of the MMA Praxis Mutual Funds continued in 1996. MMA Praxis Growth Fund (Growth Fund) had 6,407 shareholders and $58.9 million in net assets as of Dec. 31, 1996. This was an increase from 2,766 investors and approximately $28.0 million respectively as of the prior year end. The MMA Praxis Intermediate Income Fund (Income Fund) had 1,749 investors, with $27.6 million in net assets as of Dec. 31, 1996. In the previous year, shareholders for the Intermediate Income Fund stood at 776 with net assets at $23.5 million.

Our goal in 1997 is to continue the growth of the funds. To help in this growth we plan to place more focus on our distribution system, particularly the broker/dealer community that may not be as familiar with the funds. For the first time we will have a person calling on registered representatives, introducing them to the funds and highlighting the goals of MMA Praxis. We believe there are many investors who want to join the socially responsible community, but may not be aware of the options available. Our goal is to make the funds available to as wide a community as possible.

Please be sure you take time to read the reports from the portfolio managers which follow. This will be helpful as you review your own investment strategy and the one- and three-year performance of the funds. The Growth Fund had a
15.9 percent total return in 1996 and a three-year average annual return of
15.7 percent.* The Intermediate Income Fund had a 2.22 percent return in 1996 and a 4.8 percent average annual three-year return.*

THE CHALLENGE OF ETHICAL INVESTMENTS

While solid investment returns are always our goal with MMA Praxis, we along with our investors, want to invest in companies that reflect our values. Last year presented a number of challenges for the socially responsible investment community.

The recognition that products we buy may be made in sweatshop conditions was troubling for all of us. While it is often assumed that sweatshop conditions are not prevalent in this country, the news last year told us otherwise. We are beginning to review how we can be more vigilant in this area and be certain that the products manufactured and sold by the companies in our portfolios are produced in an environment that is just and humane.

Charges of discrimination by employees of several international firms also point out that there is still much to do in the area of equal employment opportunities. Whether it is issues of race, gender or other legally protected right, we want to be assured that companies are engaged in fair and positive hiring and promotion practices. Not only are equal employment opportunities right, when companies are found to be places of discrimination, the cost to the shareholders is extremely high.

When we have concerns with the performance of certain companies, our goal is to join with other shareholders and speak to them about the issues. We have found that these discussions are often helpful in shaping the way these companies respond to the challenges. When discussions do not result in actions that we feel appropriate, we will consider offering shareholder resolutions to work at change within these companies.

NEW INTERNATIONAL FUND COMING SOON

By April 1, 1997, we plan to introduce the MMA Praxis International Fund. This fund will invest in companies located primarily in Europe, Australia, and the Far East (EAFE). Oechsle International Advisors, located in Boston, Mass., has been selected as the subadvisor for the fund. Oechsle International Advisors was formed in 1986 and has broad experience as an international investment advisor.

While we recognize that international investments have additional ethical challenges than those we face domestically, our goal is to utilize the investment screens that drive our other funds. Therefore, we will avoid companies involved in the manufacture of military hardware, tobacco, alcohol and gambling. When the fund is available, you can make investments the same way you do now.**

        Message
           From
            The
    President--
      continued






If you have any questions about your investment, or would like to see a prospectus for the funds, please call 1-800-9-PRAXIS. Be sure you read the prospectus before you invest.

Thank you for your support of the MMA Praxis Mutual Funds.

/s/ J. B. Miller

J. B. Miller President
-------
 * Does not reflect contingent deferred sales charge. Had the maximum 4 percent CDSC charge been applicable, the one year return would have been
   11.87 percent and the three year annualized return would have been 15.20 percent for the MMA Praxis Growth Fund; and, the one year return would have been 1.66 percent and the three year would have been 4.22 percent for the MMA Praxis Intermediate Fund.

** A registration statement relating to the fund has been filed with the SEC but has not yet become effective. The fund may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

MMA Praxis Mutual Funds

MMA PRAXIS INTERMEDIATE INCOME FUND
1996 was a difficult year for bonds. Interest rates started the year at very low levels. In February, strong employment growth triggered a sharp rise in rates that continued into July. From September through November, interest rates dropped before rising again in December.

Since interest rate increases cause bond prices to decline, the effect on 1996 performance was adverse. For example, the yield on the five-year Treasury Note rose 0.83 percent from the beginning of the year to the end. This had a significant adverse impact on bond prices.

The total return on the Intermediate Income Fund was 2.2 percent. In comparison, the return on the Lehman Corporate Intermediate Index was 3.97 percent while the Lipper Intermediate Investment Grade Fund Average was up
3.27 percent.

                           Intermediate Income Fund
                        Value of a $10,000 Investment
Average Annual Total Return
                                               Since Inception
                  Date          1 Year            (1/4/94)
                  ----          ------         ---------------
                12/31/96         2.22%              4.83%
                12/31/96*       -1.65%              3.93%
                                                        Lehman Corporate
       Date            CDSC           NO CDSC          Intermediate Index
       ----            ----           -------          ------------------
     01/04/94         10,000           10,000                10,000
     12/31/94          9,225            9,591                 9,734
     06/30/95         10,286           10,682                10,895
     12/31/95         10,867           11,267                11,582
     06/30/96         10,741           11,032                11,477
     12/31/96         11,221           11,517                12,043
* Reflects Applicable Deferred Sales Charge


     Past performance is not indicative of future results. CDSC reflects a 4.00 percent contingent deferred sales charge. The Lehman Corporate Intermediate Index is an unmanaged index, generally representative of the intermediate corporate bond market. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

In the second half of the year, we corrected many of the mistakes of the first half which gave us much better performance.

We are continuing to keep the fund at the same level of volatility as our benchmark of 4.2 percent. This means a one-percent rise or fall in rates will cause the fund value to fall or rise 4.2 percent.

Our bond quality continues to average a high Aa3.

From a social investment perspective, we made sizeable additions to multi-family mortgage securities backed by Fannie Mae. These are important contributors to housing for persons with moderate incomes.

In the new year, we are somewhat cautious. We do not expect any large changes in interest rates beyond the range we experienced in 1996. We do, however, have some concern that rising labor costs will begin to start having an adverse impact on corporate profitability and on inflation. This should be modest, but it will keep fixed-income

MMA Praxis Mutual Funds
investors nervous. In this kind of environment, we expect the market to be fairly volatile as perceptions of growth and inflation ebb and flow. We will try to follow a steady path and not make any large shifts in the portfolio unless some truly significant event occurs.

Delmar King, Investment Manager MMA Praxis Intermediate Income Fund

MMA Praxis Mutual Funds

MMA PRAXIS GROWTH FUND
The stock market had another exceptional year. The Standard & Poor's 500 was up 22.9 percent for the year while the MMA Praxis Growth Fund was up 15.9 percent for the year ended Dec. 31, 1996. The MMA Praxis Growth Fund has been operating for three years and has a 15.7 percent average annual return for that period.


                                 Growth Fund
                        Value of a $10,000 Investment
Average Annual Total Return
                                               Since Inception
                  Date          1 Year            (1/4/94)
                  ----          ------         ---------------
                12/31/96        15.87%             15.75%
                12/31/96*       11.87%             14.99%
     Date            CDSC           NO CDSC          S&P 500       Domini 400
     ----            ----           -------          -------       ----------
     01/04/94       10,000           10,000           10,000         10,000
     12/31/94        9,637           10,026           10,131         10,018
     06/30/95       11,568           11,968           12,177         12,141
     12/31/95       12,967           13,367           13,938         13,845
     06/30/96       13,725           14,025           15,345         15,220
     12/31/96       15,188           15,488           17,140         17,125
* Reflects Applicable Deferred Sales Charge

      Past performance is not indicative of future results. CDSC reflects a 4.00 percent contingent deferred sales charge. The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. At certain times fees have been waived. Without the fee waivers, the total return would have been lower.

Last year was a year when large capitalized growth stocks produced superior returns relative to medium and smaller companies. When analyzing the S&P's 500 return for 1996, we find the greatest performance contributors were also its largest capitalization companies. In fact, the 10 largest contributors accounted for more than 40 percent of its annual return. These companies had an average market capitalization 10 times larger than the rest of the index-- $95 billion versus $9.5 billion. This list includes companies such as Intel, Microsoft, Coca-Cola, Merck, General Electric, IBM, Procter & Gamble, and Philip Morris. The Nasdaq was similar in that the 10 largest companies with an average market capitalization of $35 billion accounted for approximately 60 percent of its annual return.

It was a difficult year for many portfolio managers. Mutual funds not holding these large companies in the portfolio more than likely underperformed relative to the broad market. Will the outperformance of large-cap stocks continue? In reviewing the valuation of the largest companies, we doubt if this kind of performance can be sustained. These companies have had good fundamentals which caused price appreciation. This is to be expected. However, good returns garnered the attention of momentum investors which caused additional price appreciation and, in turn, fueled an excessive appetite for these type of companies. Investors are now beginning to look at smaller capitalized companies that may be growing as fast as their larger counterparts and selling at much more reasonable valuations. We have been adding such companies to the MMA Praxis Growth portfolio.

ECONOMIC INFLUENCES

The primary reasoning behind such a strong bull market has been the continuation of slow economic growth, moderate inflation, stable to declining interest rates, and rising profits--all of which we have written about in the

MMA Praxis Mutual Funds
past to support our opinion for rising stock prices. Even today, the economic environment for stocks continues to be favorable.

On the other hand, the most often-heard bear scenario is that companies are facing increasing labor and energy costs where companies have very little pricing power to pass these additional costs along to the consumer. Margins will be squeezed and profits will be disappointing. Bad news on earnings will drive stock prices lower despite lower or stable interest rates.

BULL MARKET TOP

We believe we are in the late stages of an important bull market top. The market has run for an unprecedented 14 years with unsustainable price performance relative to the earnings growth. The question of how close to the top remains to be seen. In fact, in the short-run, we would not be totally surprised to see stocks up sharply. However, we believe this is a highly risky environment for which to manage money. The recent new highs for the stock market currently assume that nothing fundamental will happen to change the psychology of the markets. For example, if interest rates rose another one-half percent because of bad inflation news, the stock market will fall sooner rather than later. We do not think the market can tolerate any unexpected bad news, either domestically or internationally. We have the feeling that when the decline begins, it will gain momentum quickly.

PORTFOLIO STRATEGY AND POSITIONING

As we indicated earlier, we are reducing our holdings of the large capitalized companies and buying smaller companies for the portfolio. We believe these companies have better values relative to their growth rates and earnings prospects.

Recent additions to the portfolio include Ionics, a developer and manufacturer of water-treatment systems; Deere & Company, a global leader in the manufacturing of agricultural equipment; Willamete, a forest products company; and Alza, which designs and manufactures drug-delivery systems.

Thank you for your confidence and your investments in the MMA Praxis Growth Fund. We believe we are investing your money in a way that reflects your social concerns as well as being prudent in a highly volatile market. Our goal is to provide the utmost professional service on both accounts.

Keith Yoder, Investment Manager MMA Praxis Growth Fund

                               TABLE OF CONTENTS

                       Report of Independent Accountants
                                     Page 8

                      Statements of Assets and Liabilities
                                     Page 9

                            Statements of Operations
                                    Page 10

                      Statements of Changes in Net Assets
                                    Page 11

                       Schedules of Portfolio Investments
                                    Page 12

                         Notes to Financial Statements
                                    Page 17

                              Financial Highlights
                                    Page 22

MMA Praxis Mutual Funds

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Trustees of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities of the MMA Praxis Mutual Funds (comprising, respectively, the Intermediate Income Fund and the Growth Fund), including the schedules of portfolio investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the MMA Praxis Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the MMA Praxis Mutual Funds as of December 31, 1996, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Columbus, Ohio
February 14, 1997

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                       INTERMEDIATE
                                                          INCOME       GROWTH
                                                           FUND         FUND
                                                       ------------  -----------
                       ASSETS:
Investments, at value (cost $26,793,102 and
 $50,058,153, respectively)........................... $27,145,369   $58,871,736
                                                       -----------   -----------
Interest and dividends receivable.....................     407,725        86,428
Receivable for capital shares issued..................     104,300        69,550
Receivable for investments sold.......................       1,668            --
Unamortized organization costs........................      13,611        13,138
Prepaid expenses......................................       6,253        10,573
                                                       -----------   -----------
  Total Assets........................................  27,678,926    59,051,425
                                                       -----------   -----------
                     LIABILITIES:
Cash overdraft........................................      65,310        51,774
Accrued expenses and other payables:
 Investment advisory fees.............................         101         1,207
 Administration fees..................................       1,639         1,941
 Distribution fees....................................       1,170        12,924
 Transfer agent fees..................................      12,632        27,896
 Legal and audit fees.................................       9,851        18,136
 Custodian and accounting fees........................       8,163         8,964
 Printing costs.......................................       9,269        17,038
 Other................................................       2,783         4,816
                                                       -----------   -----------
  Total Liabilities...................................     110,918       144,696
                                                       -----------   -----------
                     NET ASSETS:
Capital...............................................  27,506,924    49,123,228
Undistributed (distributions in excess of) net
 investment income....................................        (288)       15,369
Net unrealized appreciation from investments..........     352,267     8,813,583
Accumulated undistributed net realized gains (losses)
 from investment transactions.........................    (290,895)      954,549
                                                       -----------   -----------
  Net Assets.......................................... $27,568,008   $58,906,729
                                                       ===========   ===========
Outstanding units of beneficial interest (shares).....   2,800,868     4,340,466
                                                       ===========   ===========
Net asset value--offering price per share*............       $9.84        $13.57
                                                       ===========   ===========

-------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       INTERMEDIATE
                                                          INCOME      GROWTH
                                                           FUND        FUND
                                                       ------------ ----------
                  INVESTMENT INCOME:
Interest income.......................................  $1,680,839  $  232,281
Dividend income.......................................          --     830,576
                                                        ----------  ----------
  Total Income........................................   1,680,839   1,062,857
                                                        ----------  ----------
                      EXPENSES:
Investment advisory fees..............................     127,336     334,230
Administration fees...................................      50,000      67,749
Distribution fees.....................................     254,673     451,663
Custodian and accounting fees.........................      64,868      53,954
Legal and audit fees..................................      21,608      31,865
Organization costs....................................       6,943       6,577
Trustees' fees and expenses...........................       6,322      10,335
Transfer agent fees...................................      57,106     115,304
Registration and filing fees..........................      24,942      35,822
Printing costs........................................      17,162      26,570
Other.................................................      10,499      15,995
                                                        ----------  ----------
  Total Expenses before voluntary reductions..........     641,459   1,150,064
  Expenses voluntarily reduced........................    (345,124)   (352,486)
  Expenses paid by third parties......................     (16,274)     (9,501)
                                                        ----------  ----------
  Total Expenses......................................     280,061     788,077
                                                        ----------  ----------
Net Investment Income.................................   1,400,778     274,780
                                                        ----------  ----------
 REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions.......      21,386   2,178,561
Net change in unrealized appreciation (depreciation)
from investments......................................    (776,579)  4,711,729
                                                        ----------  ----------
Net realized/unrealized gains (losses) from
investments...........................................    (755,193)  6,890,290
                                                        ----------  ----------
Change in net assets resulting from operations........  $  645,585  $7,165,070
                                                        ==========  ==========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                             INTERMEDIATE INCOME FUND           GROWTH FUND
                             --------------------------  --------------------------
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                 1996          1995          1996          1995
                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.....  $ 1,400,778   $ 1,183,642   $   274,780   $   223,110
 Net realized gains (loss-
  es) from investment
  transactions.............       21,386      (292,038)    2,178,561     1,898,742
 Net change in unrealized
  appreciation
  (depreciation) from in-
  vestments................     (776,579)    2,531,766     4,711,729     4,789,928
                             -----------   -----------   -----------   -----------
Change in net assets re-
 sulting from operations...      645,585     3,423,370     7,165,070     6,911,780
                             -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLD-
 ERS:
 From net investment in-
  come.....................   (1,400,778)   (1,183,642)     (264,757)     (223,110)
 In excess of net invest-
  ment income..............       (5,243)         (127)           --          (411)
 From net realized gains
  from investment
  transactions.............           --            --    (1,413,536)   (1,898,742)
 In excess of net realized
  gains from investment
  transactions.............           --            --            --       (85,370)
 Tax return of capital.....       (2,071)           --            --            --
                             -----------   -----------   -----------   -----------
Change in net assets from
 shareholder distributions.   (1,408,092)   (1,183,769)   (1,678,293)   (2,207,633)
                             -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued.....................    6,287,831     5,142,236    25,680,520    10,048,490
 Dividends reinvested......      399,174       172,474     2,481,464       432,466
 Cost of shares redeemed...   (1,826,138)   (1,933,725)   (5,647,554)   (2,288,479)
                             -----------   -----------   -----------   -----------
Change in net assets from
 capital transactions......    4,860,867     3,380,985    22,514,430     8,192,477
                             -----------   -----------   -----------   -----------
Change in net assets.......    4,098,360     5,620,586    28,001,207    12,896,624
NET ASSETS:
 Beginning of period.......   23,469,648    17,849,062    30,905,522    18,008,898
                             -----------   -----------   -----------   -----------
 End of period.............  $27,568,008   $23,469,648   $58,906,729   $30,905,522
                             ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued....................      638,171       532,400     2,024,654       869,389
 Reinvested................       40,632        17,645       194,454        39,815
 Redeemed..................     (186,152)     (195,215)     (438,149)     (199,082)
                             -----------   -----------   -----------   -----------
Change in shares...........      492,651       354,830     1,780,959       710,122
                             ===========   ===========   ===========   ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996

 PRINCIPAL         SECURITY             MARKET
  AMOUNT          DESCRIPTION            VALUE
 --------- ------------------------   -----------
 ASSET BACKED SECURITIES (3.9%):
   250,000 American Express Master
            Trust, 7.85%, 8/15/05..   $   267,235
   300,000 Chemical Master Credit
            Card Trust 1, 6.23%,
            4/15/05................       295,146
   250,000 Circuit City Credit Card
            Master Trust, 8.00%,
            11/15/03...............       260,982
   250,000 Standard Credit Card
            Master Trust, 7.25%,
            4/7/08.................       256,683
                                      -----------
 Total Asset Backed Securities          1,080,046
                                      -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS
 (5.9%):
 Federal Home Loan Mortgage Corp.,
   500,000 6.00%, 8/15/07..........       490,230
 Federal National Mortgage Assoc.,
   650,000 6.50%, 10/25/06.........       651,625
 Vendee Mortgage Trust,
   500,000 6.75%, 3/15/06..........       496,255
                                      -----------
 Total Collateralized Mortgage          1,638,110
 Obligations
                                      -----------
 CORPORATE BONDS (49.2%):
 Banking (3.1%):
   500,000 Banc One, 7.25%, 8/1/02.       512,500
   350,000 Nations Bank Corp.,            354,375
            7.00%, 9/15/01.........
                                      -----------
                                          866,875
                                      -----------
 Financial Services (1.1%):
           US Life Corp., 6.75%,
   300,000  1/15/98................       302,250
                                      -----------
 Industrial Goods & Services (3.8%):
   250,000 Rite Aid Corp., 7.13%,         249,455
            1/15/07................
   250,000 Whirlpool Corp., 9.00%,        276,561
            3/1/03.................
   500,000 Worthington Industries,
            7.13%, 5/15/06.........       506,875
                                      -----------
                                        1,032,891
                                      -----------
 Insurance (2.4%):
   250,000 Allstate Corp., 6.75%,         245,625
            6/15/03................
           Chubb Corp., 8.75%,
   165,000  11/15/99...............       175,106
           Harleysville Group,
   250,000  6.75%, 11/15/03........       245,937
                                      -----------
                                          666,668
                                      -----------
 Machinery & Equipment (1.0%):
   250,000 John Deere Capital
            Corp., 8.63%, 8/1/19...       273,438
                                      -----------
 Office Equipment & Services (3.3%):
           Pitney Bowes, 9.25%,           587,500
   500,000  6/15/08................

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Office Equipment & Services, continued:
   300,000 Xerox Credit Corp. Notes, 10.00%, 4/1/99...............   $   321,750
                                                                     -----------
                                                                         909,250
                                                                     -----------
 Oil & Gas Exploration & Production Services (3.3%):
   355,000 Atlantic Richfield Co., 10.25%, 7/2/00*................       366,981
   250,000 Burlington Resources, 9.63%,
            6/15/00...............................................       273,437
   250,000 Louisiana Land & Exploration, 8.25%, 6/15/02...........       267,500
                                                                     -----------
                                                                         907,918
                                                                     -----------
 Oil & Gas Transmission (2.4%):
   250,000 El Paso Natural Gas, 9.45%, 9/1/99.....................       267,812
   300,000 NGC Corp., 6.75%, 12/15/05.............................       294,750
   100,000 Questar Pipeline Co., 9.88%, 6/1/20*...................       112,250
                                                                     -----------
                                                                         674,812
                                                                     -----------
 Paper Products (1.0%):
   250,000 Westvaco Corp., 10.25%, 7/1/18*........................       265,313
                                                                     -----------
 Pharmaceuticals (1.0%):
   250,000 Eli Lilly, 8.38%, 12/1/06..............................       278,125
                                                                     -----------
 Printing & Publishing (0.8%):
   200,000 R.R. Donnelley & Sons Co., 9.13%, 12/1/00..............       218,000
                                                                     -----------
 Railroads (1.9%):
   250,000 Consolidated Railroad Co., 9.75%, 6/1/00...............       274,375
   250,000 Union Pacific Co., 6.00%, 9/1/03.......................       237,813
                                                                     -----------
                                                                         512,188
                                                                     -----------
 Retail Stores (5.8%):
   500,000 Dayton Hudson Co., 9.75%, 7/1/02.......................       566,875
   250,000 Kohl's Corp., 6.70%, 2/1/06............................       241,875
   250,000 Lowe's Co., Inc. 6.38%, 12/15/05.......................       240,625
   250,000 May Department Stores, 9.88%, 12/1/02..................       288,750
   260,000 Supervalu, Inc., 7.80%, 11/15/02.......................       274,300
                                                                     -----------
                                                                       1,612,425
                                                                     -----------
 Savings & Loans (1.0%):
   250,000 Golden West Financial, 10.25%,
            12/1/00...............................................       280,937
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 CORPORATE BONDS, CONTINUED:
 Supermarkets (1.0%):
   250,000 Secured Finance, Inc.-Kroger, 9.05%, 12/15/04...........  $   283,125
                                                                     -----------
 Textile Products (0.9%):
   250,000 V F Corp., 7.60%, 4/1/04*...............................      254,375
                                                                     -----------
 Transportation & Shipping (1.0%):
   250,000 General American Transportation, 8.63%, 12/1/04.........      272,500
                                                                     -----------
 Utilities--Electric (5.8%):
   250,000 Alabama Power Co., 7.00%, 1/1/03*.......................      252,188
   300,000 Allegheny Generating Co., 5.63%, 9/1/03.................      282,375
   250,000 Florida Power & Electric, 6.88%, 4/1/04.................      248,438
   300,000 Iowa Electric Light & Power Co., 8.63%, 5/15/01.........      321,375
   250,000 Pennsylvania Power & Light Co., 7.75%, 5/1/02...........      263,125
   250,000 Potomac Electric Power, 5.00%, 9/1/02...................      231,250
                                                                     -----------
                                                                       1,598,751
                                                                     -----------
 Utilities--Gas (1.9%):
   250,000 Equitable Resources, 7.50%, 7/1/99......................      256,875
   250,000 Southern Natural Gas, 8.88%, 2/15/01....................      270,000
                                                                     -----------
                                                                         526,875
                                                                     -----------
 Utilities--Gas & Electric (2.8%):
   250,000 Baltimore Gas & Electric Co., 8.38%, 8/15/01............      267,500
   250,000 Pacific Gas & Electric Co., 9.06%, 12/15/97.............      256,875
   246,000 Public Service Electric & Gas, 6.00%, 7/1/98............      245,385
                                                                     -----------
                                                                         769,760
                                                                     -----------
 Utilities--Telephone (3.9%):
   500,000 Mountain States Telephone, 9.50%, 5/1/00................      542,500
   250,000 Northwestern Bell Telephone, 9.50%, 5/1/00..............      270,938
   250,000 Southern New England Telephone, 7.13%, 8/1/07...........      254,375
                                                                     -----------
                                                                       1,067,813
                                                                     -----------
 Total Corporate Bonds                                                13,574,289
                                                                     -----------

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 MEDIUM TERM NOTES (5.2%):
 Finance (1.0%):
   250,000 Capital Holding Corp., 9.27%, 5/7/01....................  $   273,750
                                                                     -----------
 Insurance (1.0%):
   255,000 W. R. Berkley, 6.71%, 3/4/03............................      255,956
                                                                     -----------
 Pharmaceutical (0.9%):
   250,000 Smithkline Beecham Corp., 7.50%, 5/1/02*................      253,750
                                                                     -----------
 Utility--Electric (0.9%):
   250,000 Kentucky Power, 6.65%, 5/1/03...........................      245,938
                                                                     -----------
 Utility--Telephone (1.4%):
   400,000 Southwestern Bell Capital, 6.62%, 11/27/06, Series D....      389,000
                                                                     -----------
 Total Medium Term Notes                                               1,418,394
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (34.2%):
 Federal Farm Credit Bank:
   250,000 6.05%, 3/10/03..........................................      244,245
 Federal Home Loan Mortgage Corp.:
   150,000 1/23/97.................................................      149,493
   205,496 6.50%, 12/1/99..........................................      204,366
   500,000 6.38%, 8/14/01..........................................      500,605
   250,000 5.63%, 1/10/03..........................................      239,460
   600,000 6.22%, 3/24/03..........................................      591,282
   531,231 7.00%, 7/1/15...........................................      521,610
   486,730 6.50%, 11/1/15..........................................      465,659
   535,459 7.00%, 4/1/16...........................................      525,430
 Federal National Mortgage Association:
   400,000 4.95%, 9/30/98..........................................      393,100
   400,000 6.60%, 6/24/99..........................................      404,800
   250,000 6.18%, 3/15/01..........................................      248,290
   750,000 6.38%, 8/14/01..........................................      750,907
   247,414 7.03%, 9/1/05...........................................      248,496
   247,403 6.72%, 10/1/05..........................................      246,480
   298,499 6.71%, 5/1/06...........................................      297,383
   450,000 7.38%, 9/1/06...........................................      451,687
   348,733 7.75%, 9/17/23..........................................      360,067
 Government National Mortgage Association:
   411,980 6.50%, 11/15/10.........................................      410,645
   479,336 6.50%, 4/20/11..........................................      468,407
   303,684 7.50%, 2/15/23..........................................      314,016
   505,646 7.00%, 3/15/26..........................................      494,486

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Export Funding Trust:
   212,500 7.89%, 2/15/05..........................................  $   223,078
 Small Business Administration:
   178,843 6.00%, 9/25/18, Pool #502410............................      179,288

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED
 Small Business Administration, continued:
   500,000 7.35%, 8/1/05, SBIC 95-C................................  $   501,250
                                                                     -----------
 Total U.S. Government Agencies                                        9,434,530
                                                                     -----------
 Total (Cost-$26,793,102)(a)                                         $27,145,369
                                                                     ===========

-------
Percentages indicated are based on net assets of $27,568,008.
* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods of less than one year.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $542,391
   Unrealized
   depreciation........... (190,124)
                           --------
   Net unrealized
   appreciation........... $352,267
                           ========

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (84.7%):
 Banks (7.8%):
  15,000   AmSouth Bankcorp. .....................................   $   725,625
  15,000   BankAmerica Corp.......................................     1,496,250
  28,100   First Chicago Corp.....................................     1,510,375
  18,000   KeyCorp................................................       909,000
                                                                     -----------
                                                                       4,641,250
                                                                     -----------
 Building Materials (1.5%):
  25,000   Masco Corp.............................................       900,000
                                                                     -----------
 Chemicals--General (5.8%):
  25,000   Air Products & Chemicals, Inc..........................     1,728,125
  27,000   Sigma-Aldrich..........................................     1,685,812
                                                                     -----------
                                                                       3,413,937
                                                                     -----------
 Computers & Peripherals (4.2%):
   8,000   Cisco Systems (b)......................................       509,000
  28,000   Hewlett-Packard Co.....................................     1,407,000
  50,000   Oak Technology, Inc. (b)...............................       562,500
                                                                     -----------
                                                                       2,478,500
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (1.8%):
  40,000   Sonoco Products Co. ...................................     1,035,000
                                                                     -----------
 Electronic & Electrical--General (5.4%):
  25,000   DSC Communications Corp. (b)...........................       446,875
  16,000   Emerson Electric Co....................................     1,548,000
  27,000   Thomas & Betts Corp....................................     1,198,125
                                                                     -----------
                                                                       3,193,000
                                                                     -----------
 Environmental Control (0.9%):
  11,000   Ionics, Inc. (b) ......................................       528,000
                                                                     -----------
 Financial Services (2.2%):
  35,000   Federal National Mortgage Assoc........................     1,303,750
                                                                     -----------
 Food Distributors & Wholesalers (4.1%):
  30,000   Albertsons, Inc........................................     1,068,750
  41,000   Sysco Corp.............................................     1,337,625
                                                                     -----------
                                                                       2,406,375
                                                                     -----------
 Food Processing & Packaging (0.3%):
  11,100   J.M. Smucker, Class B..................................       177,600
                                                                     -----------
 Forest Products--Lumber, Paper (1.8%):
  15,000   Willamette Industries, Inc.............................     1,044,375
                                                                     -----------
 Heavy Machinery--Industrial, Farm, Construction (2.4%):
  35,000   Deere & Co.............................................     1,421,875
                                                                     -----------
 Insurance--Property, Casualty, Health (5.3%):
  12,000   Allstate Corp..........................................       694,500
  10,000   American International Group, Inc......................     1,082,500
  25,000   Chubb Corp.............................................     1,343,750
                                                                     -----------
                                                                       3,120,750
                                                                     -----------
 Medical Supplies (2.6%):
  34,800   Biomet, Inc............................................       526,350

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Medical Supplies, continued:
    24,000 St. Jude Medical, Inc. (b).............................   $ 1,023,000
                                                                     -----------
                                                                       1,549,350
                                                                     -----------
 Newspapers (2.3%):
    18,000 Gannett Co., Inc.......................................     1,347,750
                                                                     -----------
 Office Equipment & Supplies (1.7%):
    18,000 Pitney Bowes, Inc......................................       981,000
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (6.9%):
    20,000 Amoco Corp.............................................     1,610,000
    15,000 Anadarko Petroleum.....................................       971,250
    11,000 Atlantic Richfield Co..................................     1,457,500
                                                                     -----------
                                                                       4,038,750
                                                                     -----------
 Pharmaceuticals (7.7%):
    40,000 Alza Corp., Class A (b)................................     1,035,000
    16,000 Eli Lilly & Co.........................................     1,168,000
    22,000 Johnson & Johnson, Inc.................................     1,094,500
    16,000 Merck & Co., Inc. .....................................     1,268,000
                                                                     -----------
                                                                       4,565,500
                                                                     -----------
 Precision Instruments & Related (1.5%):
    25,000 Dionex Corp. (b).......................................       875,000
                                                                     -----------
 Publishing (0.7%):
    13,200 R.R. Donnelley & Sons Co...............................       414,150
                                                                     -----------
 Restaurants (2.3%):
    30,000 McDonald's Corp........................................     1,357,500
                                                                     -----------
 Retail (2.5%):
    15,000 Lowes Companies., Inc..................................       532,500
    20,000 May Department Stores..................................       935,000
                                                                     -----------
                                                                       1,467,500
                                                                     -----------
 Semiconductors (1.6%):
     7,000 Intel Corp.............................................       916,563
                                                                     -----------
 Soaps & Cleaning Agents (1.8%):
    10,000 Procter & Gamble Co....................................     1,075,000
                                                                     -----------
 Textile Manufacturing (1.1%):
     9,500 V.F. Corp..............................................       641,250
                                                                     -----------
 Trucks--Manufacturing (1.7%):
    55,000 Wabash National Corp. .................................     1,010,625
                                                                     -----------
 Utilities--Natural Gas (4.1%):
    30,000 Consolidated Natural Gas...............................     1,657,500
    15,000 El Paso Natural Gas....................................       757,500
                                                                     -----------
                                                                       2,415,000
                                                                     -----------
 Utilities--Telecommunications (2.7%):
    15,000 Pacific Telesis Group..................................       551,250
    20,000 SBC Communications.....................................     1,035,000
                                                                     -----------
                                                                       1,586,250
                                                                     -----------
  Total Common Stocks                                                 49,905,600
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 PREFERRED STOCKS (0.4%):
 Financial Services (0.4%):
  10,000   American General Capital, 8.13%,  9/30/25...............  $   255,000
                                                                     -----------
  Total Preferred Stocks                                                 255,000
                                                                     -----------
 REAL ESTATE INVESTMENT TRUSTS (0.9%):
  14,000   Duke Realty Investments, Inc............................      539,000
                                                                     -----------
  Total Real Estate Investment Trusts                                    539,000
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES (13.9%):
 Federal Home Loan Mortgage Corp.:
 1,750,000 1/9/97..................................................  $ 1,747,655
   600,000 1/16/97.................................................      598,590
   440,000 1/23/97.................................................      438,513
 Federal National Mortgage Association:
 2,000,000 1/17/97.................................................    1,994,960
 3,400,000 1/24/97.................................................    3,392,418
                                                                     -----------
  Total U.S. Government Agencies                                       8,172,136
                                                                     -----------
  Total (Cost--$50,058,153) (a)                                      $58,871,736
                                                                     ===========

-------
Percentages indicated are based on net assets of $58,906,729.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation.......... $9,801,896
   Unrealized
   depreciation..........   (988,313)
                          ----------
   Net unrealized
   appreciation.......... $8,813,583
                          ==========

(b) Non-income producing securities.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.ORGANIZATION:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund and the Growth Fund (individually a "Fund", collectively "the Funds"). Between the date of organization and the date of commencement of operations (January 4, 1994), the Fund had no operations other than those relating to organizational matters, including the issuance on December 28, 1993 of 5,000 shares of the Intermediate Income Fund and 5,000 shares of the Growth Fund at $10.00 per share to Mennonite Mutual Aid Association.

 The investment objective of the Intermediate Income Fund is to seek current income. Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of its total assets in fixed income securities. The investment objective of the Growth Fund is to seek capital appreciation. The Fund invests primarily in undervalued securities of medium to large capitalization companies.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal bonds, U.S. Government securities and securities of U.S. Government agencies of the Funds are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1996

  agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

  OPTIONS TRANSACTIONS:

  When a Fund writes a covered call or put option, an amount equal to the premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

  When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The options techniques utilized are to hedge against fluctuations in the value of securities which the Funds hold or intend to purchase. As of December 31, 1996 the Funds had no options outstanding.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund, and distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1996


  ORGANIZATION COSTS:

  Costs incurred by the Company in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  OTHER:

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 1996, custodian fees and expenses paid by third parties were increased by $16,274 and $9,501 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 were as follows:

                                                          PURCHASES     SALES
                                                          ---------     -----
  Intermediate Income Fund.............................. $12,551,013 $ 7,237,149
  Growth Fund........................................... $26,417,379 $13,856,771

4.RELATED PARTY TRANSACTIONS:

 Menno Insurance Service, Inc. doing business as MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Intermediate Income Fund and the Growth Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily as a percentage of the average net assets of each of Fund with a minimum of $50,000 if the net assets are less than $50 million per Fund.

 BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee not to exceed, on an annual basis, 1.00% of the average daily net asset value of each Fund for payments made to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1996

 its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. Under the Plan, BISYS pays 95% of these fees to the Adviser.

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Certain officers of the Company are affiliated with BISYS and/or MMA Capital Management, Inc. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Certain redemptions of shares made within 5 years of purchase are subject to contingent deferred sales charges ("CDSCs"). The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The sales charge will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the year ended December 31, 1996, neither the Adviser nor BISYS have received any money from commissions earned on sales of shares of the Funds.


       YEAR OF REDEMPTION   CDSC
       ------------------   -----
       First                4.00%
       Second               4.00%
       Third                3.00%
       Fourth               2.00%
       Fifth                1.00%
       Sixth and up         0.00%

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions are as follows for the year ended December 31, 1996:

                                                   INTERMEDIATE INCOME  GROWTH
                                                          FUND           FUND
                                                   ------------------- --------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).............          0.50%          0.74%
  Voluntary fee reductions........................      $103,179           $565
  ADMINISTRATION FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).............          0.15%          0.15%
  Voluntary fee reductions........................            --         $7,899
  12B-1 FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).............          1.00%          1.00%
  Voluntary fee reductions........................      $241,945       $344,022
  FUND ACCOUNTING AND TRANSFER AGENT FEES.........       $96,027       $147,338

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1996

5. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Growth Fund designates the following distributions for the dividends received deduction for corporations:

  Dividend income...................................................... $830,576
  Dividend income per share............................................ $  0.055

6. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 As of December 31, 1996, for Federal income tax purposes, the Intermediate Income Fund has capital loss carryforwards available to offset future capital gains, if any, of approximately $290,895 which expires in 2003.

MMA PRAXIS MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                INTERMEDIATE INCOME FUND                         GROWTH FUND
                         ---------------------------------------    ---------------------------------------
                             YEAR          YEAR      JANUARY 4,         YEAR          YEAR      JANUARY 4,
                            ENDED          ENDED      1994 TO          ENDED         ENDED       1994 TO
                         DECEMBER 31,  DECEMBER 31, DECEMBER 31,    DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1996          1995       1994 (A)          1996          1995       1994 (A)
                         ------------  ------------ ------------    ------------  ------------ ------------
NET ASSET VALUE,
BEGINNING OF PERIOD.....   $ 10.17       $  9.14      $ 10.00         $ 12.07       $  9.74      $ 10.00
                           -------       -------      -------         -------       -------      -------
Investment Activities
 Net investment income..      0.54          0.53         0.45            0.07          0.10         0.09
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.33)         1.03        (0.86)           1.85          3.12        (0.07)
                           -------       -------      -------         -------       -------      -------
Total from Investment
 Activities.............      0.21          1.56        (0.41)           1.92          3.22         0.02
                           -------       -------      -------         -------       -------      -------
Distributions
 Net investment income..     (0.54)        (0.53)       (0.45)          (0.07)        (0.10)       (0.09)
 Net realized gains.....        --            --           --           (0.35)        (0.79)       (0.19)
                           -------       -------      -------         -------       -------      -------
  Total Distributions...     (0.54)        (0.53)       (0.45)          (0.42)        (0.89)       (0.28)
                           -------       -------      -------         -------       -------      -------
NET ASSET VALUE, END OF
 PERIOD.................   $  9.84       $ 10.17      $  9.14         $ 13.57       $ 12.07      $  9.74
                           =======       =======      =======         =======       =======      =======
Total Return (excludes
 redemption charge).....      2.22%        17.47%       (4.09)%(b)      15.87%        33.32%        0.27%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $27,568       $23,470      $17,849         $58,907       $30,906      $18,009
 Ratio of expenses to
  average net assets....      1.10%         1.10%        1.10%(c)        1.74%         1.75%        1.75%(c)
 Ratio of net investment
  income to average net
  assets................      5.50%         5.49%        4.96%(c)        0.61%         0.90%        1.02%(c)
 Ratio of expenses to
  average net assets*...      2.52%**       2.64%        2.83%(c)        2.55%**       2.81%        3.25%(c)
 Ratio of net investment
  income (loss) to
  average net assets*...      4.15%         3.95%        3.23%(c)       (0.17)%       (0.16)%      (0.48)%(c)
 Portfolio Turnover.....     30.25%        31.57%        4.95%          33.98%        48.91%       35.22%
 Average commission rate
  paid (d)..............                                              $0.1038

---------
 * During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
* During the year ended December 31, 1996, each Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements.

                                          Annual Report

 INVESTMENT ADVISER                       FOR THE YEAR ENDED DECEMBER 31, 1996
     MMA Capital
     Management
 Post Office Box 483                      MMA Praxis Mutual Funds
   Goshen, Indiana
        46527
                                          INTERMEDIATE INCOME FUND
  ADMINISTRATOR AND                       GROWTH FUND
     DISTRIBUTOR
 BISYS Fund Services                      MMA Praxis LOGO
  3435 Stelzer Road
Columbus, Ohio 43219                      This report is for the
                                          information of shareholders
                                          of MMA Praxis Mutual Funds,
                                          but it may also be used as
                                          sales literature when
    LEGAL COUNSEL                         preceded or accompanied by
   Dechert Price &                        the current prospectus,
       Rhoads                             which gives details about
  1500 K Street, NW                       charges, expenses,
Washington, DC 20005                      investment objectives, and
                                          operating policies of the
      AUDITORS                            Funds. Read the prospectus
  Coopers & Lybrand                       carefully before investing
       L.L.P.                             or sending money.
   100 East Broad
       Street
Columbus, Ohio 43215

   TRANSFER AGENT
 BISYS Fund Services
     Ohio, Inc.
  3435 Stelzer Road
Columbus, Ohio 43219


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